                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): November 1, 2000


                                  SAFEWAY INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                        1-00041                     94-3019135
----------------------------        ------------------------      ---------------------
(State or other jurisdiction        (Commission File Number)         (I.R.S. Employer
     of Incorporation)                                            Identification Number)


             5918 Stoneridge Mall Road, Pleasanton, California 94588
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (925) 467-3000
                                 --------------
              (Registrants' telephone number, including area code)

                                       n/a
                                       ---
          (former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure

Safeway Inc. will hold a conference for analysts and institutional investors on Friday, November 3, 2000. Safeway Inc. plans to review its performance in the last year and its prospects for continued growth.

The investor conference will be broadcast live over the Internet on November 3rd from 8:00 AM PST to approximately 12:00 PM PST at http://investor.safeway.com. The presentation will only be available live and will not be available in an archived format after the meeting.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 1, 2000

                                                 SAFEWAY INC.

                                                 By: /s/ MELISSA C. PLAISANCE
                                                     ---------------------------
                                                     Melissa C. Plaisance
                                                     Senior Vice President